EXHIBIT 10.1

                           PURCHASE AND SALE AGREEMENT

     THIS AGREEMENT dated this 31st day of August, l999, is between ENVIRONMENTAL REMEDIATION HOLDING CORPORATION, a Colorado corporation with its principal office at Little Rock, Arkansas ("Seller"), and MOUNTAIN OIL, INC., a Utah corporation with its principal office at Provo, Utah ("Buyer").

     WHEREAS, Seller desires to sell, and Buyer desires to purchase, upon and subject to the terms and conditions hereinafter set forth, all of Seller's right, title, and interest in, to, and under the following assets:

         (i) Seller's interest in the oil and gas leases and the lands described on Exhibit A attached hereto (the "Lands"), including, without limitation, as to all depths, all oil, gas, casinghead gas, coalbed methane gas, coalbed gas, methane gas, gob gas, and all other hydrocarbons, naturally occurring oils and gases and all other substances and minerals produced therewith, both combustible and noncombustible, associated with any petroleum reservoir and/or coal seam, helium, carbon dioxide, and all other hydrocarbon and non-hydrocarbon substances produced in association with any of the foregoing (collectively, the "Oil and Gas Mineral Estate"); rights of ingress and egress and the right to explore for, develop and produce the foregoing (including the right to fracture or otherwise stimulate any subsurface formation including reservoir rock and adjacent rocks, and coal seams and adjacent rocks); and all agreements, leases, permits, rights-of-way, easements, licenses, options, orders, and other properties and interests appurtenant, incident or in any way relating thereto;

         (ii) All oil and gas leases (collectively, the "Leases") and any other oil and gas or other mineral leases covering all or any portion of the Lands, including without limitation, all working interests, royalty interests, overriding interests and other interests of every kind and description;

         (iii) all well bores, horizontal or vertical ventilation holes, and all other wells located on the Leases or Lands, including, without limitation, production and disposal wells;

         (iv) All equipment, materials, fixtures, and improvements on the Leases or Lands, appurtenant thereto, or used in connection with the Leases or Lands or with the production, treatment, sale, or disposal of hydrocarbons or other minerals or waste produced therefrom or attributable thereto described on Exhibit B; and other appurtenances thereunto belonging (all of the foregoing being referred to collectively as the "Equipment");

         (v) All records, files, and data relating to the Leases and the Lands, including, without limitation, all data and information stored on tapes, disks, and other electronic storage media; records relating to ad valorem, excise, and other production-related taxes; lease files, land files, well files, environmental files, product purchase and sale contracts, division order files, payout files, revenue and expense files, abstracts, title opinions, engineering and geological data, geophysical data, maps, logs, production records and well records (collectively, the "Records");

         (vi) Oil, gas, and other hydrocarbon and nonhydrocarbon substances, and other substances, compounds or elements which are considered a mineral under applicable law, produced from or attributable to the Interests (as defined below) after the Effective time, and any royalty or proceeds thereof, and all oil, gas, and other hydrocarbon and nonhydrocarbon substances, and other substances, compounds or elements which are considered a mineral under applicable law currently located in storage tanks upon the Lands as of the Effective time;

         (vii) The building and land described on Exhibit E located in the City of Ballard, Uintah County, State of Utah (collectively, the "Building"), subject to the existing indebtedness, and all other liens and encumbrances, plus all furniture, fixtures and office and other equipment located at the Building and other personal property related to the operation of the lands and owned by Seller, including, but not limited to, the property described on Exhibit D;

         (viii) The "Rough Neck" computer software and all data related to the Lands, Leases, and Equipment stored thereon;

         (ix) Any and all other lands, interest and properties of Seller located in Duchesne and Uintah Counties, Utah, whether real, personal or mixed, and of whatsoever nature, including, without limitation, all surface rights, water rights, oil and gas rights, coal rights, royalties, overriding royalties, and other mineral rights; all agreements, leases, permits, rights-of-way, consents and other contracts relating thereto; and all personal property located thereon.

     Seller's interest in these assets, with the exception of the Building, is herein collectively referred to as the "Interests".

     NOW, THEREFORE, in consideration of the above recitals and of the covenants and agreements herein contained, Seller and Buyer agree as follows:

         l. Purchase and Sale. Subject to and upon all of the terms and conditions herein set forth, at Closing Seller shall sell, transfer, grant, assign, convey, and deliver the Interests to Buyer, and Buyer shall purchase, receive, pay for, and accept the Interests from Seller, effective August 27th, l999, at 12:00 a.m. local time at the Lands (the "Effective Time").


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         2. Terms of Purchase and Sale.  In  consideration  for the purchase and sale of the Interests, the Buyer and the Seller agree to the following terms:

         (a) Buyer shall immediately assume the Seller's listed Utah payables described on Exhibit E (collectively, the "Payables"). The Payables shall be satisfied between Buyer and the creditors holding the Payables within 30 days of the Effective time;

         (b) Buyer shall hold Seller harmless on the Payables up to the total amount stated on Exhibit E, plus $7,000.00 (representing the net revenue on the oil in inventory) and on any creditors of ERHC not listed who are cumulatively owed obligations of $7,000.00 in total or less;

         (c) Seller shall hold Buyer harmless on the Payables for the total amount owing in excess of the amount stated on Exhibit E plus $7,000.00, and on creditors not listed who are cumulatively owed obligations exceeding $7,000.00 in total;

         (d) Notwithstanding the above, Seller shall deliver to Buyer, immediately upon closing, Fifteen Thousand Dollars and 00/100ths ($15,000.00) to be applied toward the MMS obligation. Buyer shall assume the MMS obligation up to $16,000.00 and any amounts over $31,000.00. Buyer shall satisfy the MMS obligation immediately after MMS provides a written payoff figure to Buyer. In the event the MMS obligation is less than $31,000.00, Buyer shall reimburse Seller dollar-for-dollar the difference between the MMS obligation and $31,000.00 immediately upon satisfaction of the MMS obligation;

         (e) Buyer shall assume and pay the trust deed/mortgage note applicable to the Building and shall hold Seller harmless and shall defend Seller from any liability thereon;

         (f) Buyer, at Buyer's option, either shall assume Seller's positions on the bond to the State of Utah on the fee leases and on the bond to the BIA on the tribal leases, or shall obtain new bonds; and Buyer shall place a BLM bond on the 11-18 federal lease; however, Buyer shall not be responsible for failure of the BIA or the Tribe to release the BIA bond for reasons out of the responsibility or control of Buyer; and,

         (g) The Twelve Mile Wash lease located in Uintah County, Utah, shall be included in the assignment of Interests to Buyer; however, in consideration for Buyer's assumption of the liabilities associated with the well located thereon (specifically, the BLM plug and abandonment (the "P and A") order), Seller shall reimburse the Buyer for 50% of the cost of the P and A or 50% of the cost of obtaining a new lease on the Twelve Mile Wash property if the Buyer can negotiate a new lease in lieu of the P and A order; if a new lease cannot be negotiated by Buyer, Seller shall, upon receipt from Buyer of a contractor's bid for the P and A services, deliver to Buyer 50% of the bid amount; if the cost to complete the P and A is less than the bid, Buyer shall reimburse to Seller the difference between the amount Seller advanced and 50% of the cost to complete.

         3.  Title.

         (a) Seller hereby represents and warrants to Buyer that Seller has, as of the Effective Time, and will have as of the Closing, Good and Defensible Title to the Interests. Buyer's exclusive remedy for Seller's breach of this warranty is set forth in Section 4.

         (b) The term "Good and Defensible Title" shall mean that title of Sellers with respect to the Interests which:

                  (i) includes l00 percent of the Oil and gas Leasehold Estate in, under, and that may be produced from the Lands subject only to the leases described on Exhibit A and Permitted Encumbrances;

                  (ii) includes l00 percent of the Lessor's  interest  under the
         Leases   described  on  Exhibit  A  (including  all  royalty   reserved
         thereunder), subject only to Permitted Encumbrances; and

                  (iii) except for Permitted Encumbrances, is free and clear of any and all encumbrances, charges, burdens, and liens, including, without limitation, l) any reversionary, back-in, or other similar rights; 2) any preferential rights to purchase and required third-party consents to assignments and similar agreements, and 3) any agreement, contract, covenant, or obligation which restricts, prohibits, or in any manner impedes or interferes with normal development or operation of the Interests.

         (c) "Permitted Encumbrances" shall mean:

                  (i) Liens for taxes or assessments not due or not delinquent on the Closing Date;

                  (ii) Operator's lien of Buyer, mechanics' and materialmans' liens that result from operations of Buyer on the Lands, title defects waived by Buyer, and preferential rights and consents that have been satisfied,

                  (iii) Easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations on or over any of the Interests which do not operate to interfere with normal and prudent development and operations of the Interests, and;

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                  (iv)  Other  minor  and  inconsequential   irregularities  and
         defects in title which are customarily found acceptable by prudent operators in the oil and gas industry and which do not operate to interfere with the normal and prudent development and operation of the Interests.

         (d) The Interests shall be deemed to have a "Title Defect" if Seller has less than Good and Defensible Title to the Interests.

         4.  Purchase Price Adjustments for Title Defects.

         (a) Seller has delivered to Buyer all abstracts, title opinions, and other title evidence in Seller's possession or owned by or available to Seller relating to the Interests.

         (b) Buyer may, by delivery of written notice to Seller of the existence of an alleged Title Defect, request reduction of the purchase price for the Interest affected. The Title Defect notice by Buyer shall be delivered to Seller prior to the Closing Date. Seller shall have the right, but not the obligation, to attempt to cure any alleged Title Defect prior to Closing. In the event Seller is unable or unwilling to cure an alleged Title Defect, Buyer and Seller shall meet and use their best efforts to agree on the validity of the claim of Title Defect and the amount of any required purchase price adjustment. In the event the parties cannot mutually agree on a purchase price adjustment for an alleged Title Defect, (i) Buyer shall have the right to waive such title defects and proceed to Closing and accept the Interest with the alleged Title Defect with no purchase price adjustment, or (ii) if Buyer does not elect to proceed under (i), either party shall have the right to terminate this Agreement upon written notice to the other.

         5. Conditions of Closing by Seller. The obligation of Seller to close is subject to the satisfaction of the following conditions unless waived by
Seller:

         (a) The representations of Buyer contained in Section 8 hereof are true on and as of the Closing date;

         6. Conditions of Closing by Buyer. The obligation of Buyer to close is subject to the satisfaction of the following conditions unless waived by Buyer:

         (a) The representations of Seller contained in Section 7 shall be true on the date hereof and on and as of the Closing Date as if made at and as of Closing;

         (b) Buyer and Seller shall have adjusted the Base Purchase Price for Title Defects and Environmental Defects in accordance with the provisions of Sections 4 and ll hereof; and

         (c) Seller shall have performed and satisfied all agreements and covenants and shall have delivered all certificates and other documents required to be performed or delivered under this Agreement at or prior to Closing.

         (d) To the best of each party's knowledge, both Seller and Buyer shall have obtained any consents, permits, licenses, franchises, or approvals required or advisable in connection with the Interests or the consummation of the transactions contemplated by this Agreement.

         7. Representations of Seller. Seller represents and warrants to Buyer that:

         (a) Seller is a corporation validly existing and in good standing under the laws of the State of Colorado and is duly qualified to own its properties and assets and to carry on its business as now being conducted;

         (b) Seller has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated hereby have been duly authorized;

         (c) This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable against it in accordance with the terms hereof. No other act, approval, or proceeding on the part of Seller or any other party is required to authorize the execution and delivery of this Agreement by Seller or the consummation of the transactions contemplated hereby;

         (d) This Agreement, and the execution and delivery hereof by Seller, does not and the consummation of the transactions contemplated hereby will not
(i) conflict with or result in a breach of the charter or bylaws of Seller or any other governing documents of Seller, (ii) violate, or constitute a default under, or result in the creation or imposition of any encumbrance upon any property or assets of Seller which violation or default might adversely affect the Interests or the ability of Seller to perform its obligation under this Agreement, (iii) violate any statute or law or any judgment, decree, order, writ, injunction, regulation, or rule of any court or governmental authority, which violation might adversely affect the Interests or the ability of Seller to perform its obligations under this Agreement;


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         (e)  Except  as  specifically  disclosed  to Buyer by  Seller  prior of execution of this  agreement,  Seller has incurred no  liability,  contingent or
otherwise,   for  brokers'  or  finders'  fees  relating  to  the   transactions
contemplated by this Agreement for which Buyer shall have any responsibility whatsoever;

         8. Representations of Buyer. Buyer represents and warrants to Seller that:

         (a) Buyer is a corporation validly existing and in good standing under the laws of the State of Utah and is duly qualified to own its properties and assets and to carry on its business as now being conducted;

         (b) Buyer has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly authorized;

         (c) This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable against it in accordance with the terms hereof. No other act, approval, or proceeding on the part of Buyer or any other party is required to authorize the execution and delivery of this Agreement by Buyer or the consummation of the transactions contemplated hereby;

         (d) This Agreement, and the execution and delivery hereof by Buyer, does not and the consummation of the transactions contemplated hereby will not
(i) conflict with or result in a breach of the charter or bylaws of Buyer or any other governing documents of Buyer, (ii) violate any statute or law or any judgment, decree, order, writ, injunction, regulation, or rule of any court or governmental authority, which violation might materially and adversely affect the ability of Buyer to perform its obligations under this Agreement;

         (e) Buyer has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever;

         9.  Indemnities.

         (a) "Claims" shall mean any and all claims, losses, damages, costs, expenses, diminutions in value, suits, causes of action or judgments of any kind or character with respect to any and all liabilities and obligations or alleged or threatened liabilities and obligations, including, but not limited to, any interest, penalty, and attorneys' fees and other costs and expenses incurred in connection with investigating or defending any claims or actions, whether or not resulting in any liability.

         (b) Seller shall, to the fullest extent permitted by law, protect, defend, indemnify, and hold Buyer and its affiliates and any assignee of this Agreement as permitted hereunder, including the directors, officers, employees, agents, and representatives of each of them, harmless from and against any and all Claims attributable to or arising out of (i) the breach by Seller of any of the agreements and covenants contained herein; and (ii) the breach by Seller of any representation or warranty contained in Section 7 hereof that survives the closing. Nothing herein shall be deemed to require Seller to indemnify Buyer against any Claims attributable to or arising from acts or omissions of Buyer.

         (c) Buyer shall, to the fullest extent permitted by law, protect, defend, indemnify, and hold Seller and its directors, officers, employees, agents, and representatives of each of them (the "Seller" Parties"), harmless from and against any and all Claims attributable to or arising out of (i) Buyer's and its successor's ownership or operation of the Interests subsequent to the Effective Time, (ii) the breach by Buyer of any representations or warranty contained in Section 8 hereof; and (iii) the breach by Buyer of any of the agreements and covenants contained in this Agreement.

         (d) If the Closing occurs, the sole and exclusive remedy of each of the indemnified parties with respect to the purchase and sale of the Interests shall be pursuant to the express provisions of this Agreement. THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE ACTIVE, PASSIVE, CONCURRENT, SIMPLE OR SOLE NEGLIGENCE, OR STRICT LIABILITY OR OTHER FAULT OF ANY INDEMNIFIED PARTY OR ANY OTHER THEORY OF LIABILITY OR FAULT, WHETHER IN LAW (WHETHER COMMON OR STATUTORY) OR EQUITY. BUYER AND SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

         l0.  Due Diligence Review.

         (a) Immediately upon execution of this Agreement and through Closing, Seller, in Seller's offices, will make available to Buyer and Buyer's authorized representatives for examination as Buyer may reasonably request, all land files, well files, product purchase and sale contracts, division order files, abstracts, title opinions, engineering, geophysical, and geological data, reports, maps, logs, well records, and other Records contained in Seller's files relating to the Interests. Prior to Closing, Buyer, at Buyer's sole cost, may copy any portion of the Records as Buyer may reasonably request.


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         (b) Seller shall permit Buyer and Buyer's authorized representatives to consult with Seller's employees during reasonable business hours and to conduct, at Buyer's sole risk and expense, inspections and inventories of the Interests and physical access to the Lands. During such inspections, Buyer shall have the right to review the Interests to determine the environmental condition of the Lands.

         (c) Neither Seller nor Buyer shall have any obligation or liability under this Agreement or in connection with or with respect to the transactions contemplated in this Agreement for any breach or noncompliance with respect to any representation, warranty, covenant or obligation, if such breach, misrepresentation, noncompliance shall have been within the actual knowledge of executive officers of the other party at or before the Closing.

         11.  Purchase Price Adjustments for Environmental Defects.

         (a) "Environmental Defect" shall mean a violation of any Environmental Laws for which remedial or corrective action either is required or would be undertaken by a prudent owner. Notwithstanding the foregoing, "Environmental Defect" shall not include any violation of Environmental Laws which is the result of Buyer's or an affiliated party's operations on the Lands.

         (b) Buyer may, by delivery of written notice to Seller of the existence of an alleged Environmental Defect prior to closing, request reduction of the purchase price for the Interest affected. The Environmental Defect notice shall reasonably indicate the nature and description of the Environmental Defect, the Interest to which it relates, and the dollar amount which Buyer believes it would take to rectify or remediate the Environmental Defect through closure with the local, state or federal authority having jurisdiction.

         (c) Seller shall have the right, but not the obligation, to attempt to cure any alleged Environmental Defect prior to Closing. If Seller is unable or unwilling to cure an alleged Environmental Defect, Buyer and Seller shall meet and use their best efforts to agree on the validity of the claim of the Environmental Defect and the amount of any required purchase price adjustment. If the parties cannot mutually agree on the purchase price adjustment for an alleged Environmental Defect, (i) Buyer shall have the right to waive such environmental defects and proceed to Closing and accept the Interest with the alleged Environmental Defect with no purchase price adjustment, or (ii) either party may terminate this Agreement.

         l2.   Confidentiality.   All Records  and  all other  confidential data
provided to Buyer, whether before or after the date of this Agreement, shall be treated by Buyer as strictly confidential.

         l3. DISCLAIMER. THE TRANSACTION CONTEMPLATED HEREBY SHALL BE WITHOUT ANY WARRANTY OR REPRESENTATION OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE; WITHOUT ANY EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION AS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM REDHIBITORY VICES OR DEFECTS, CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE AND WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. BUYER SHALL HAVE INSPECTED OR WAIVED ITS RIGHT TO INSPECT THE INTERESTS FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE CONDITION OR ANY WELL CASE, TUBING OR DOWNHOLE EQUIPMENT. BUYER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE INTERESTS, AND BUYER SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. IN ADDITION, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, ANY DESCRIPTION OF THE INTERESTS, PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE INTERESTS OR THE ABILITY OR POTENTIAL OF THE INTERESTS TO PRODUCE HYDROCARBONS OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY SELLER OR BY SELLER'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS FURNISHED BY SELLER OR OTHERWISE MADE AVAILABLE TO BUYER ARE PROVIDED BUYER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLER. ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW. THE ASSIGNMENT AND BILLS OF SALE, LEASES, DEEDS OR OTHER CONVEYANCES TO BE DELIVERED BY SELLER AT CLOSING SHALL EXPRESSLY SET FORTH THE DISCLAIMS OF REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE l3.

         l4. Agreements Pending Closing. From the date hereof until Closing, Seller shall not dispose of any material portion of the Interests; and shall notify Buyer of any adverse change with regard to the Interests or the occurrence of any event which renders or may render any representation or warranty of Seller untrue at Closing.

         l5. Transactions at Closing. The Closing shall be held on or before August 31, l999 (the "Closing" or the "Closing Date"). At the Closing, transfer documents shall be signed by Seller at the offices of Seller at Little Rock,


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Arkansas,  and shall be immediately delivered to Buyer via overnight mail. Buyer shall have the right, at Buyer's election, to extend the Closing Date for a period of not more than 20 days for the purpose of completing title examination or other due diligence. However, the parties represent that this agreement constitutes the mere formal memorialization of the agreement in principal between the parties and that Buyer's due diligence review is essentially complete as of the Effective time of this agreement. Therefore, execution and delivery of the transfer documents by Seller to Buyer shall complete the Closing which the parties agree may occur immediately following the Effective time of this agreement unless an extension is otherwise requested by the Buyer prior thereto. In any event, the Closing shall ultimately be completed within twenty
(20) days of the Effective time of this agreement.

         l6.  Transactions at Closing.

         (a) Seller shall execute, acknowledge, and deliver to Buyer the instruments of conveyance and assignments in the forms as set forth in Exhibit F hereto conveying the Interests, and shall execute and delivery all other documents necessary to effect the transfer of the Interests in accordance with the terms set forth in this agreement as may be required by governmental agencies, including the State of Utah, the Bureau of Land Management (the "BLM"), the Bureau of Indian Affairs (the "BIA"), and the Ute Indian Tribe (the "Tribe");

         (b) Seller shall deliver to Buyer originals of the Records;

         (c) If necessary, Seller and Buyer shall execute, acknowledge, and deliver mutually agreeable transfer orders or letters-in-lieu prepared by the Buyer, directing all purchasers of production to make future payments of proceeds attributable to production from the Interests to Buyer;

         (d)  Seller  shall  deliver  to  Buyer  exclusive   possession  of  the
Interests; and

         (e) Buyer shall fully assume as of the Closing date the listed Utah payables itemized on Exhibit E and the trust deed note on the Building.

         l7. Further Assurance. Incidental and subsequent to Closing, each of the parties shall execute, acknowledge, and deliver to the other such further instruments, and take such other actions as may be reasonably necessary to carry out the provisions of this Agreement.

         l8.  Proceeds.

         (a) All proceeds attributable to the Interests and accruing to the period prior to the Effective time shall belong to Seller. "Proceeds" does not include oil in storage tanks as of the date of closing.

         (b) All proceeds attributable to the Interests and accruing to the period on and after the Effective time shall belong to Buyer.

         19.  Post-Closing Obligations.

         (a) Seller shall have reasonable access to and the right to reproduce the Records at Seller's expense and Buyer's location for a period of twelve (12) months after Closing.

         (b) Buyer shall have the right, for a period of twelve (12) months following the closing, to audit Seller's records (including accounting records) with regard to its operation and ownership of the Interests for the two (2) years prior to Closing. Seller agrees to give Buyer or Buyer's accountants access to its financial records during normal business hours for the purpose of conducting such audit.

         (c) After Closing, Seller shall assist Buyer to the reasonable extent necessary in obtaining all required governmental licenses, permits, orders, and authorizations necessary to own the Interests;

         20. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, or to the extent receipt is confirmed by the party charged with notice, sent by documented overnight delivery service, by United States Mail, telecopy, telefax, or other electronic transmission service to the appropriate address or number as set forth below. Notices to Seller or Buyer shall be addressed to:

Seller                                         Buyer

Evironmental Remediation Holding Corporation   Mountain Oil, Inc.
P.O. Box 241100                                c/o Daniel S. Sam, P.C., Attorney at Law
16101 La Grande Drive, Suite 100               319 West 100 South, Suite A
Little Rock, Arkansas  72223                   Vernal, Utah  84078
Attn: Geoffrey Tirman                          Attn: Daniel S. Sam
Fax: (501) 920 6712                            Fax: (435) 789-1344

         21. Entire Agreement. This instrument and the instruments of conveyance, certificates and other documents delivered in connection herewith states the entire agreement and supersedes all prior agreements between the parties concerning the subject matter hereof. This Agreement may be supplemented, altered, amended, modified, or revoked by writing only, signed by both parties.

         22. Counterpart. This Agreement may be executed by Buyer and Seller in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument.

         23. Announcements. Seller and Buyer shall consult with each other prior to the release of any press releases and other announcements concerning this Agreement or the transactions contemplated hereby.

         24. Waiver. Any of the terms, provisions, covenants, representations, warranties, or conditions hereof may be waived only by a written instrument executed by the party waiving compliance. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect such party's right to enforce the same.

         25. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed, and enforced in accordance with the laws of the State of Utah.

         26. Legal Fees. The prevailing party in any legal proceeding brought under or to enforce this Agreement shall be additionally entitled to recover court costs and reasonable attorneys' fees from the non-prevailing party.

         27. Agreement for the Parties' Benefit Only. This Agreement is not intended to confer upon any person not a party hereto any rights or remedies hereunder, and no person other than the parties hereto is entitled to rely on any representation, covenant, or agreement contained herein.

         28. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any party.

         29. Binding Effect; Assignment. All the terms, provisions, covenants, representations, and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors.

         30. Enforcement. Should Buyer or Seller default in the performance of this Agreement, the non-defaulting party shall be entitled to enforce specific performance of this Agreement, or exercise any other right or remedy it may have at law or in equity by reason of such default.

         31. Physical Condition of the Interests. THE INTERESTS HAVE BEEN USED FOR OIL AND GAS DRILLING AND PRODUCING OPERATIONS RELATED OIL FIELD OPERATIONS. PHYSICAL CHANGES IN THE LAND MAY HAVE OCCURRED AS A RESULT OF SUCH USES. THE INTERESTS ALSO MAY CONTAIN BURIED PIPELINES AND OTHER EQUIPMENT, WHETHER OR NOT OF A SIMILAR NATURE THE LOCATIONS OF WHICH MAY NOT NOW BE KNOWN BY SELLER OR BE READILY APPARENT BY A PHYSICAL INSPECTION OF THE PROPERTY. BUYER UNDERSTANDS THAT SELLER DOES NOT HAVE THE REQUISITE INFORMATION WITH WHICH TO DETERMINE THE EXACT NATURE OR CONDITION OF THE INTERESTS OR THE EFFECT ANY SUCH USE HAS HAD ON THE PHYSICAL CONDITION OF THE INTERESTS. BUYER ACKNOWLEDGES THAT (i) IT IS KNOWLEDGEABLE IN THE OIL AND GAS BUSINESS, (ii) IT HAS BEEN AFFORDED AN OPPORTUNITY TO (A) EXAMINE THE PROPERTIES AND SUCH MATERIALS AS IT HAS REQUESTED TO BE PROVIDED TO IT BY SELLER, (B) DISCUSS WITH REPRESENTATIVES OF SELLER SUCH MATERIALS AND THE NATURE AND OPERATION OF THE INTERESTS AND (C) INVESTIGATE THE CONDITION, INCLUDING SUBSURFACE CONDITION, OF THE REAL PROPERTY AND THE CONDITION OF THE EQUIPMENT, (iii) IT HAS ENTERED INTO THIS AGREEMENT ON THE BASIS OF ITS OWN INVESTIGATION OF THE PHYSICAL CONDITION OF THE INTERESTS INCLUDING SUBSURFACE CONDITION AND (iv) THE INTERESTS HAVE BEEN USED IN THE MANNER AND FOR THE PURPOSES SET FORTH ABOVE AND THAT PHYSICAL CHANGES TO THE INTEREST MAY HAVE OCCURRED AS A RESULT OF SUCH USE AND (v) IN ENTERING INTO THIS AGREEMENT, BUYER HAS RELIED SOLELY ON THE EXPRESS REPRESENTATIONS AND COVENANTS OF SELLER IN THIS AGREEMENT, ITS INDEPENDENT INVESTIGATION OF, AND JUDGMENT WITH RESPECT TO, THE EQUIPMENT AND THE OTHER INTERESTS AND THE ADVICE OF ITS OWN LEGAL, TAX, ECONOMIC, ENVIRONMENTAL, ENGINEERING, GEOLOGICAL AND GEOPHYSICAL ADVISORS AND NOT ON ANY COMMENTS OR STATEMENTS OF ANY REPRESENTATIVES OF, OR CONSULTANTS OR ADVISORS ENGAGED BY SELLER.

         EXECUTED as of the date first above mentioned.

SELLER:                                   BUYER:

ENVIRONMENTAL REMEDIATION HOLDING         MOUNTAIN OIL, INC.

CORPORATION


/s/ Geoffrey Tirman                            /s/ Richard Garbrick
 -----------------------                       --------------------------
By:    GEOFFREY TIRMAN                         By:   RICHARD GARBRICK
Its:                                           Its:  PRESIDENT

thurs moi.agt

                         EXHIBITS

         Exhibit A                      The Lands
         Exhibit B                      The Equipment
         Exhibit C                      The Building
         Exhibit D                      Other Personal Property
         Exhibit E                      The Payables
         Exhibit F                      The Transfer Documents



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